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                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION


         I, John A. Bryant, Executive Vice President and Chief Financial Officer of Kellogg Company hereby certify, on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         (1) the Annual Report on Form 10-K of Kellogg Company for the quarter ended December 27, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.



                  /s/ John A. Bryant
                 ----------------------
                  Name:  John A. Bryant
                  Title: Executive Vice President and Chief Financial Officer


Date: March 9, 2004